UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              Date of Report (date of earliest event reported): July 22, 2016


                               CEL-SCI CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

     Colorado                        0-11503                  84-0916344
--------------------           ---------------------     ----------------------
(State or other jurisdiction   (Commission File No.)       (IRS Employer
of incorporation)                                        Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
                -----------------------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code: (703) 506-9460

                                       N/A
                          ----------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.07.  Submission of Matters to a Vote of Securities Holders.

      The annual meeting of CEL-SCI's shareholders was held on July 22, 2016. At the meeting the following persons were elected as directors for the upcoming year:

                                    Votes
                        ------------------------------             Broker
 Name                          For         Against                Non-Votes
------                         ---         -------                ---------

 Maximilian de Clara        30,789,923    2,360,698              63,754,716
 Geert R. Kersten           31,385,941    1,764,680              63,754,716
 Alexander G. Esterhazy     27,520,093    5,630,528              63,754,716
  Peter R. Young            27,488,711    5,661,910              63,754,716
 Bruno Baillavoine          28,851,002    4,299,619              63,754,716


      At the meeting the following were ratified by CEL-SCI's shareholders:

     (2) the adoption of CEL-SCI's 2016 Incentive Stock Option Plan which provides that up to 1,500,000 shares of common stock may be issued upon the exercise of options granted pursuant to the Incentive Stock Option Plan;

     (3) the adoption of CEL-SCI's 2016 Non-Qualified Stock Option Plan which provides that up to 2,000,000 shares of common stock may be issued upon the exercise of options granted pursuant to the Non-Qualified Stock Option Plan;

     (4) the adoption of CEL-SCI's 2016 Stock Bonus Plan which provides that up to 2,000,000 shares of common stock may be issued to persons granted stock bonuses pursuant to the Stock Bonus Plan;

     (5) the appointment of BDO USA, LLP as CEL-SCI's independent registered public accounting firm for the fiscal year ending September 30, 2016;

      The following is a tabulation of votes cast with respect to proposals 2, 3, 4 and 5:

                                Votes
                 -------------------------------------          Broker
 Proposal           For           Against       Abstain        Non-Votes
 --------           ---           -------       -------        ----------

   (2)          23,391,894      9,434,136      324,591        63,754,716
   (3)          22,976,764      9,843,306      330,551        63,754,716
   (4)          27,294,559      5,509,577      346,485        63,754,716
   (5)          89,155,183      5,187,493    2,562,661                 0

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 22, 2016                CEL-SCI CORPORATION



                                    By: /s/ Patti B. Prichep
                                        --------------------------------------
                                        Patricia B. Prichep
                                       Senior Vice President of Operations